Tradr 1X Short Innovation Daily ETF

SCHEDULE OF INVESTMENTS

As of December 31, 2025 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$74,872,786
TOTAL NET ASSETS — 100.0%	$74,872,786

SWAP CONTRACTS
EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Clear Street	ARK Innovation ETF	Pay	-0.35% (OBFR01* - 400bps)	At Maturity	1/6/2026	$(33,953,566)	$-	$8,519,815
Goldman Sachs	ARK Innovation ETF	Pay	0.97% (SOFR** - 290bps)	At Maturity	5/7/2026	(383,908)	-	13,870
TD Cowen	ARK Innovation ETF	Pay	-1.35% (OBFR01* - 500bps)	At Maturity	5/1/2026	(48,146,897)	-	3,690,614
TOTAL EQUITY SWAP CONTRACTS								$12,224,299

*	OBFR01 - Overnight Bank Funding Rate, 3.65% as of December 31, 2025.
**	SOFR - Secured Overnight Financing Rate, 3.87% as of December 31, 2025.